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                                                                   EXHIBIT 10.42

                                 FUTURELINK CORP.

                             SHARE PLEDGE AGREEMENT


          THIS AGREEMENT made this 4th day of May, 2000,


BETWEEN:


                   FUTURELINK CORP., a Delaware corporation
                                (the "Pledgor")

                                                               OF THE FIRST PART


                                     -and-


                       CANADIAN IMPERIAL BANK OF COMMERCE.
                           a Canadian chartered bank
                                 (the "Lender")

                                                              OF THE SECOND PART


          WHEREAS the Pledgor is indebted or may become indebted to the Lender under a Loan Agreement dated May 4, 2000 among the Lender, the Pledgor and FutureLink Distribution Corp. (as the same may be amended, supplemented or replaced from time to time, the "Loan Agreement");

          AND WHEREAS the Pledgor has agreed to pledge the Shares (as hereinafter defined) as security for the Indebtedness (as hereinafter defined);

          NOW, THEREFORE, THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Pledgor, the Pledgor hereby covenants and agrees with the Lender as follows:

1.        Delivery and Transfer of Shares

          The Pledgor represents, acknowledges and confirms (i) that it has delivered to the Lender the certificates representing 2,158,829 Class A Common shares (the "FLDC Shares") in the capital stock of FutureLink Distribution Corp. ("FLDC"), and all of the issued and outstanding shares in capital stock of FutureLink Pleasanton Corp., FutureLink Async Corp., FutureLink VSI Corp., FutureLink Madison Corp. and FutureLink Micro Visions Corp.

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                                       2

(collectively with FLDC, the "Corporations" and individually, a "Corporation"), as described in Schedule "A" hereto (collectively with the FLDC Shares, the "Shares"), together with an executed stock transfer power of attorney in blank in respect of the Shares; (ii) that all conditions of transfer of the Shares to the Lender or its nominee have been satisfied; and (iii) that the transfer of the Shares or any part thereof will upon the direction of the Lender be entered in the securities register of the appropriate Corporation and new certificates therefor issued in the name of and delivered to the Lender or its nominee.

2.        Pledge

     (a) Subject to the provisions of Section 6 hereof, the Pledgor hereby pledges, assigns and hypothecates and grants a security interest in, the Shares and all distributions, dividends, benefits and income appertaining thereto or derived therefrom, to and in favour of the Lender as general and continuing collateral security to secure the obligations of the Pledgor in respect of the Indebtedness.

     (b) The Lender, by accepting this pledge, agrees that upon payment in full of the Indebtedness it will redeliver to the Pledgor the certificates for the Shares together with the executed stock transfer power of attorney in blank in respect of the Shares.

3.        Indebtedness Secured

          In this Agreement, the term "Indebtedness" shall mean and include all present and future indebtedness and liability of every kind, nature and description (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) of the Pledgor to the Lender, wherever and however incurred and any unpaid balance thereof and whether arising or contemplated by the Loan Agreement or otherwise.

4.        Attachment and Value

          The Pledgor and the Lender acknowledge and agree that the security interest created by this Agreement is intended to attach to the Shares immediately upon execution of this Agreement by the Pledgor. The Pledgor acknowledges that value has been given by the Lender.

5.        Covenants of Pledgor

          The Pledgor hereby covenants, warrants and represents to the Lender that:

     (a) it is the legal and beneficial owner with good title to the Shares which are free and clear of any encumbrances, claims, liens, security interests or third party claims of any kind whatsoever and that the Shares have been duly and validly authorized and issued and are fully paid for and that there are no outstanding calls thereon;

     (b) the FLDC Shares together with an additional 1,162,446 Class A Common Shares in the capital stock of FLDC legally and beneficially owned by the Pledgor are the only issued shares in the capital stock of FLDC;
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                                       3

     (c) the Shares (other than the FLDC Shares) are the only issued shares in the capital stock of the Corporation (other than FLDC);

     (d) no person has any agreement, option, right or privilege capable of becoming an agreement, option or right for the acquisition, subscription, allotment or issuance of any unissued shares in the capital of or any securities of the Corporations;

     (e) the Pledgor has the exclusive right and power to pledge, assign, deliver and to otherwise deal with the Shares, and that all conditions of transfer thereof have been complied with; and

     (f) the Pledgor will ensure that no further shares in the capital stock of the Corporation are issued as long as any Indebtedness remains outstanding without the express written consent of the Lender.

6.        Voting Rights and Dividends

          Until the security hereby constituted shall have become enforceable, the Pledgor retains beneficial ownership of the Shares and shall have the right to:

     (a) receive all distributions, dividends, benefits and income in respect to the Shares;

     (b) represent the Shares at any meeting of the shareholders of any of the Corporations; and

     (c)  exercise any voting rights attached to the Shares;

PROVIDED THAT, upon the security hereby constituted becoming enforceable, all such rights shall, without notice, immediately cease and be at an end and shall vest in the Lender.

7.        Default

          The security hereby constituted shall become enforceable if any Event of Default occurs, as defined in the Loan Agreement, or if any security referred to in the Loan Agreement becomes enforceable.

8.        Enforcement

          At any time after the security hereby constituted becomes enforceable, the Lender shall have the following rights, powers and remedies:


     (a)  to sell or dispose of the Shares, whether by public or private sale or otherwise in such manner, at such place and on such terms as may be commercially reasonable, including, without limitation, terms that provide time for payment or credit; PROVIDED ALWAYS THAT:
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                                       4

          (i) it shall not be incumbent on the Lender to sell or dispose of the Shares, but that it shall be lawful for the Lender or its nominee peaceably and quietly to take, hold, use, possess and enjoy the Shares;

          (ii) the Lender may convey, transfer and assign to a purchaser or purchasers the legal and beneficial title to the Shares;

          (iii) the Lender shall have the right to purchase the Shares at any public or private sale thereof; and

          (iv) the Pledgor shall be entitled to be credited only with the actual proceeds of such sale or other disposition of the Shares when received by the Lender and the actual proceeds of such sale shall mean all amounts received by the Lender upon the sale or other disposition of the Shares; PROVIDED THAT such actual proceeds shall be distributed as provided for in Section 10 of this Agreement;

     (b) without restricting the generality of subsection 8(a) hereof, the right and power to receive all dividends and other distributions in respect of the Shares and, the right and power to:

          (i) represent the Shares at any meeting or meetings of shareholders of any of the Corporations; and

          (ii)   exercise all voting rights attached to the Shares.

The Pledgor acknowledges that the sale of the Shares shall be free from any right of redemption on the part of the Pledgor which is hereby waived and released. The Pledgor further acknowledges and agrees that the Lender shall not be liable or accountable to the Pledgor for any failure to collect, realize or obtain payment of all or any part of any dividends or other distributions on the Shares or to represent or to exercise any voting rights in respect of the Shares.

9.        Proceeds Held In Trust

          After the security hereby constituted becomes enforceable, all monies collected or received by the Pledgor in respect of the Shares shall be received in trust for the Lender and shall be forthwith paid to the Lender.

10.       Application of Proceeds and Disposition of Securities

          The proceeds from the sale of the Shares and any dividends or other distributions received by the Lender may be applied or imputed to the Indebtedness as the Lender may see fit, and the Lender shall at all times and from time to time have the right to change any such imputation or appropriation as the Lender may see fit; PROVIDED THAT all monies received by the Lender pursuant to this Agreement shall be applied as follows:

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                                       5

     (a) first, in payment of all reasonable costs and expenses, including reasonable legal costs as between a solicitor and his own client on a full indemnity basis, incurred by the Lender in the exercise of all or any of the powers granted to it under this Agreement and interest thereon from the date of incurring of such expenses at the rate payable in respect of the advances under the Loan Agreement;

     (b) second, in payment of the Indebtedness in such manner as the Lender, in its sole discretion, may determine;

     (c) third, in satisfaction of any indebtedness or liabilities secured by any security interest on the Shares subordinate to the pledge and assignment created by this Agreement if written demand therefor is received by the Lender before the distribution of the proceeds is completed; and

     (d)  fourth, any surplus shall be paid to the Pledgor.

11.       Waiver by the Lender

          Any breach by the Pledgor of any of the provisions contained in this Agreement or any default by the Pledgor in the observance or performance of any covenant or condition required to be observed or performed by the Pledgor hereunder, may only be waived by the Lender in writing; PROVIDED THAT no such waiver by the Lender shall extend to or be taken in any manner to effect any subsequent breach or default or the rights resulting therefrom.

12.       The Lender Appointed Attorney

          Upon the security hereby constituted becoming enforceable, the Pledgor hereby irrevocably appoints the Lender and any person further designated by the Lender to be the attorney of the Pledgor for and on behalf and in the name and stead of the Pledgor generally to exercise all or any of the following powers:

     (a) to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Pledgor is obliged to sign, execute or do hereunder;

     (b) to commence, continue and defend any proceedings authorized to be taken hereunder;

     (c) to sign and seal all documents and to fill in all blanks in any instruments, transfers, powers of attorney or other documents necessary in order to vest in the Lender or any officer or officers or a nominee or nominees of the Lender or any purchaser or purchasers of the Shares, all rights attached thereto; and

     (d) to transfer the Shares and rights relating thereto to the Lender or any officer or officers or a nominee or nominees of the Lender or any purchaser or purchasers, and to cause the Shares to be transferred on the books of the Corporation to the Lender or any officer or officers or a nominee or nominees of the Lender or any purchaser or purchasers, and to entitle the Lender or any such nominee or
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                                       6

          purchaser to represent the Shares and rights relating thereto at any meeting of the Pledgor to vote thereon.

13.       Further Assurances

          The Pledgor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts, deeds, mortgages, transfers, consents, powers of attorney, approvals and assurances as the Lender shall reasonably require for the better assuring, pledging, assigning and confirming unto the Lender the Shares or property intended to be pledged or assigned hereunder, or which the Pledgor may hereafter become bound to pledge or assign in favour of the Lender, for the purpose of accomplishing and effecting the intention of this Agreement.

14.       Rights Cumulative

          All rights and remedies of the Lender set out in this Agreement shall be cumulative, and no right or remedy contained herein is intended to be exclusive, but each shall be in addition to any other right or remedy contained herein or in any existing or further security document entered into between the Pledgor and the Lender or presently or hereafter existing at law or in equity or by statute.

15.       Security Additional and Continuing

          The Security hereby constituted is in addition to and not in substitution for any of the security now or hereafter held by the Lender, and the security shall not merge in any other security now or hereafter held by the Lender. The security created hereby shall be a general continuing collateral security for the Indebtedness until all of the Indebtedness owing to the Lender from time to time is paid in full.

16.       Applicable Law

          The Agreement and all of the rights and obligations arising herefrom shall be governed by and interpreted and applied in accordance with the laws of the Province of Alberta. The Assignor does hereby irrevocably submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Alberta for all matters arising out of or relating to this Agreement or any of the transactions contemplated hereby.

17.       Severability

          In the event that any provision or any part of any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a Court, this Agreement shall be construed as not containing such provision or such part of such provision, and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provisions hereof, and all provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

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18.       Section Headings

          The section headings in this Agreement are for convenience only and shall be without any substantive meaning whatsoever.

19.       Notice

     (a) Each notice, request or other communication to the Lender required or permitted hereunder shall be in writing, and shall be given by actual delivery or by facsimile to the Lender at:

               CANADIAN IMPERIAL BANK OF COMMERCE
               Knowledge Based Business
               10th Floor, 855 - 2nd Street S.W.
               Calgary, AB  T2P 2P2

               Attention: Director

               Facsimile Number: (403) 221-5333

          The Lender may by written notice to the Pledgor change its address or facsimile number for purposes hereof.

     (b) Each notice, request or other communications to the Pledgor required or permitted hereunder shall be in writing, and shall be given by actual delivery or by facsimile to the Pledgor at the following address:

               FUTURELINK CORP.
               6 Morgan
               Irvine, CA 92618

               Attention: Chief Financial Officer

               Facsimile: (949) 837-8387

          The Pledgor may by written notice to the Lender change its address or facsimile number for purposes hereof.

20.       Binding Effect

          This Agreement and all its provisions shall enure to the benefit of the Lender and the Pledgor and their respective successors and assigns, and shall be binding upon the Lender and the Pledgor and their respective successors and assigns.

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21.  Safekeeping

     The Lender shall be bound to exercise in the keeping of the Shares the same degree of care as it would exercise with respect to its own securities.

22.  Interpretation

     When the context so requires, the singular will be read as the plural and vice versa.

     IN WITNESS WHEREOF, the Pledgor and the Lender have executed and delivered this Agreement by the hands of their proper signing officer duly authorized in that behalf, as of the day and year first above written.

FUTURELINK CORP.                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE

By: /s/ Raghu N. Kilambi                     By: /s/ Tim Gillespie
    --------------------                         -----------------
    Name: Raghu N. Kilambi                       Name: Tim Gillespie
    Title: Chief Financial Officer               Title: Director Commercial Bank

By: /s/ Kyle B. Scott
    -----------------
    Name: Kyle B. Scott
    Title: Secretary

                                 Acknowledgement

                                                                     May 4, 2000

          Each of FutureLink Distribution Corp., FutureLink Pleasanton Corp., FutureLink Async Corp., FutureLink VSI Corp. and FutureLink Madison Corp. acknowledges receipt of notice of the foregoing pledge and consents to it.

                      FUTURELINK DISTRIBUTION CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary

                      FUTURELINK PLEASANTON CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary


                      FUTURELINK ASYNC CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary

                      FUTURELINK VSI CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary

                      FUTURELINK MADISON CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary

                      FUTURELINK MICRO VISIONS CORP.

                      By: /s/ Raghu N. Kilambi / /s/ Kyle B. Scott
                          _____________________________________________________
                          Name:  Raghu N. Kilambi / Kyle B. Scott
                          Title: Chief Financial Officer/Secretary

                                  SCHEDULE "A"

                                     SHARES

     CORPORATION                       SHARES                    CERTIFICATE NO(S).
     -----------                       ------                    ------------------
FutureLink Distribution Corp.      2,158,829 Class A                     A1
                                     Common Shares

FutureLink Pleasanton Corp.            500 shares                         2

FutureLink Asyne Corp.                 500 shares                         2

FutureLink VSI Corp.                   100 shares                         2

FutureLink Micro Vision Corp.          500 shares                         2